PURCHASE AGREEMENT

                            This Agreement made this 12th day of December, 2009.

BETWEEN:

TORON, INC.,

(hereinafter referred to as the "Purchaser")

OF THE FIRST PART

AND:

DANBY TECHNOLOGIES CORPORATION

(hereinafter collectively referred to as the "Vendor")

OF THE SECOND PART

WHEREAS: the Vendor has developed certain information, expertise, know-how,

show-how related to a proprietary business plan and URL, known as

                        manageyoururl.com

AND WHEREAS the Vendor has utilized the Technology to develop a business plan

AND WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase the Technology.

 NOW THEREFORE this Agreement witnesses that in consideration of the premises, and of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of  which is hereby acknowledged the parties hereto have agreed to and do hereby agree as follows:

1.  DEFINITIONS

1.1       In this Agreement, unless a contrary intention appears, the following words and phrases shall mean:

a. “Technology” means and shall include any Patents and all of the information, data, schematics blueprints, drawings, registered and unregistered trademarks, trade-names, copyrights, designs , URL’s, and know-how of every nature and kind related to  the manageyoururl.com business, held by the Vendor either directly or indirectly and shall include any improvements modifications or variations thereto.

“URL” means manageyoururl.com.

“URLS” means collectively the URLs set out in Schedule “A”.

2. PURCHASE AND SALE

0..1      Upon the terms and subject to the conditions hereof, the Purchaser agrees to purchase, and the Vendor agrees to sell, assign and transfer to the Purchaser the

    Technology.

0..2     The parties shall, enter into such further agreements and execute any and all documents as may be necessary and reasonably required to ensure that ownership of the Technology vests and remains with the Purchaser.

3. PURCHASE PRICE

0.1     The Vendor agrees to sell and the Purchaser agrees to purchase the Technology from the Vendor for the following consideration:

a.      The sum of SIX THOUSAND USD ($6,000) USD payable upon execution of this agreement.

5. CLOSING

5.01  The closing of the transaction of sale and purchase hereunder will take place on December 12,  2009   (the "Closing Date").

6. REPRESENTATIONS AND WARRANTIES

a.1      The Vendor represents and warrants to the Purchaser (and acknowledges that the Purchaser has relied upon such representations and warranties in entering into this Agreement) that except as disclosed herein:

a.         the Vendor has the power and capacity to own and dispose of the Technology and to enter into this Agreement and to carry out its terms to the full extent;

b.         there are no actions, suits, judgments, litigation proceedings or investigations outstanding, pending or to the knowledge of the Vendor threatened against the Technology , nor does the Vendor know  or have any reasonable grounds or know of any basis for any such actions, suits, litigation proceedings or investigations;

c.         The Purchaser acknowledges that the Technology is provided as is with no stated or implied warranty ;

d.         the execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application effecting the rights of creditors and by general principals of equity;

e.         the Vendor warrants and represents that the Vendor has good and marketable title to the Technology and the Technology is free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances or other claims whatsoever, other than leases and encumbrances disclosed herein;

f.          the Vendor if applicable, has taken all necessary and proper steps to register and to keep the patent in good standing and the vendor is not aware of any conflicting claims or patent applications .

g.         the Vendor is the sole owner of any copyright, patent, trademark, etc. and no other person(s) or party has advanced a claim of ownership or claiming an interest in the product, nor is any claim likely to be made in the future to the knowledge of the Vendor and there have been no legal proceedings or threats of legal proceedings of which involving the Technology of which the vendor is aware.

h.         neither the execution nor delivery of this Agreement nor the completion of the transactions contemplated hereby shall;

i.          Violate any of the terms and provisions of any order, decree, statute, by-

law or regulation agreement, covenant or restriction applicable to the Vendor;

j.          the Vendor represents and warrants to the Purchaser and acknowledges that the Purchaser has relied upon same that the Vendor owns and has full and clear title to the Technology;

i.1        The Purchaser represents and warrants to The Vendor (and acknowledges that the Purchaser has relied upon such representations and warranties in entering into this Agreement) that except as disclosed herein:

(a)        the  company is duly organized, existing, in good standing and has the power, authority, and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings

i.2         From the date hereof until the closing the Vendor shall diligently and in the manner of a prudent business person in the ordinary course of business will use their best efforts to preserve the Technology.

7. INDEMNIFICATION CLAUSE

.1

The Vendor covenants and agrees to indemnify and hold harmless the Purchaser from and against:

a.         any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation or omission from any certificate or other instrument, furnished or to be furnished from the Company hereunder; and

b.         all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing, the cause of action, subject matter, or basis of which arose prior to December 12th, 2009 and the Purchaser may, on notice in writing to the Vendor, settle such claims and make any payment in relation thereof as the Purchaser sees fit.

.2

The Purchaser covenants and agrees to indemnify and hold harmless the Vendor from and against:

a.         any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Purchaser under this agreement, or from any misrepresentation in or mission from any certificate or other instrument, furnished or to be furnished from the Company hereunder; and

b.         all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing, the cause of action, subject matter, or basis of which arose after December 12th, 2009. and the Vendor may, on notice in writing to the Purchaser, settle such claims and make any payment in relation thereof as the Vendor sees fit.

8. SURVIVAL

.1         Notwithstanding any enquiry or investigation by the Purchaser, the representation and warranties of the Vendor contained in this agreement shall survive its closing of the transactions contemplated by this agreement and shall continue in full force for the  benefit of the Purchaser thereafter.

9. NON-COMPETITION

9.01 The Vendor,  shall not, for a period of Two (2) years from the Closing Date, individually or in partnership or jointly or in conjunction with any company / person as principal, agent, employee, contractor, landlord, consultant, supplier, lender, financier, shareholder, or in any other manner, directly or indirectly, engage in, carry on or provide services to, be employed by or have an interest in, or otherwise be concerned with any other business in Canada and the United States of America which offers services or sells products that compete directly with the services and products resulting from the Technology whatsoever.

10. ENTIRE AGREEMENT

10.01  This agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this agreement or the subject matter thereof except as specifically set forth herein.

11. SEVERABILITY

11.01 If any provisions of this agreement are held unenforceable or invalid by a Court of competent jurisdiction, the parties hereto acknowledge and agree that the enforceability or validity of the remaining provisions shall not be affected thereby.

12. JURISDICTION

12.01 This agreement shall be governed by and in construed accordance with the laws of the State of Nevada and the parties hereto hereby submit to the jurisdiction of the Courts of the State of Nevada.

13. TIME OF THE ESSENCE

            13.01. Time shall be of the essence in this agreement.

13.02 This agreement may be executed in counterpart and by facsimilie

14.ENUREMENT

14.01 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF THE PARTIES have hereunto set their hands and Corporate Seals, duly attested to be the hands of their properly authorized officers in their behalf on the day and year first above written.

Signed for and on behalf of

Danby Technologies Corporation

By its authorized signatory

Per:__/s/R. I. Danvers___________

Authorized Signatory: R.I. Danvers

Signed for and on behalf of

Toron, Inc.

By its authorized signatory

Per:/s/Ljubisa Vujovic____

Authorized Signatory: Ljubisa Vujovic

2

SCHEDULE "A"

URLS

manageyoururl

manageyoururl.com

manageyoururl.net

manageyoururl.ca

workyoururl

workyoururl.com

workyoururl.net